Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the reference to us under the caption “Change in Registrant’s Certifying Accountant” in Blue Gold Limited’s Registration Statement on Form F-1.

Lao Professionals

By:	/s/ Lao Professionals

Lagos, Nigeria
May 6, 2026